                        ANNUAL REPORT NOVEMBER 30, 1997

                                   OPPENHEIMER

                                  INTERNATIONAL
                                   GROWTH FUND

                                    [PHOTO]


                            [OPPENHEIMERFUNDS LOGO]
                            THE RIGHT WAY TO INVEST

CONTENTS

 3 President's Letter

 4 Fund Performance

 6 An Interview with the Fund's Managers

11 Statement of Investments

16 Statement of Assets & Liabilities

18 Statement of Operations

19 Statements of Changes in Net Assets

20 Financial Highlights

22 Notes to Financial Statements

28 Independent Auditors' Report

29 Federal Income Tax Information

30 Officers & Trustees

32 Information & Services


REPORT HIGHLIGHTS

-------------------------------------------------------------------------------

- OUR STRONG PERFORMANCE over the past 12 months can be attributed to being invested in the right companies, themes and markets, and by avoiding those areas that have not performed well.

- THROUGHOUT EUROPE, stock markets have responded favorably to a combination of factors--the early stages of an economic recovery, the increasing likelihood of a successful European Monetary Union (EMU), and the positive effects of a strong U.S. dollar on European competitiveness.

- WE EVALUATE COMPANIES on a stock-by-stock basis, rather than attempting to identify broad markets, industries or economies for investment.

AVG ANNUAL TOTAL RETURNS

For the 1-year period ended 11/30/97 (without sales charges)(1)

CLASS A
  22.40%

CLASS B
  21.46%

CLASS C
  21.53%

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

                     2  Oppenheimer International Growth Fund

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer
International
Growth Fund

DEAR SHAREHOLDER,
--------------------------------------------------------------------------------

As you are no doubt aware, during the end of October and early November many stock markets around the world recorded their all-time largest point declines, followed by subsequent gains and continued volatility, leaving investors uncertain about what would occur next.

      To put those events in focus, let's look at a "snapshot" of the two-week time period. Sharp declines in the overseas stock markets, particularly in Asia, triggered a series of sell-offs throughout Europe, Latin America and the United States. In response, the U.S. stock market, as measured by the Dow Jones Industrial Average, dropped 554 points on October 27, its largest point decline in history. However, almost as quickly, the U.S. stock market bounced back over the succeeding few days, regaining nearly all of its losses.

      While no one could have predicted the timing or extent of these fluctuations, many analysts, including our fund managers here at OppenheimerFunds, had warned of a correction for several months. We believed that U.S. valuations were too high, stocks were expensive relative to bonds, recent corporate earnings were somewhat disappointing and that Federal Reserve Chairman Alan Greenspan could possibly seek a short-term interest rate hike. While only one short-term interest rate hike occurred in March of 1997, the other factors have held true.

      We'd like to take this opportunity to remind shareholders that stock market volatility is a normal and expected part of the business cycle. As Alan Greenspan suggested, in years to come this period will likely be remembered as a positive change for a market that was growing too quickly.

      For frequent market updates, please visit our website at WWW.OPPENHEIMERFUNDS.COM or call 1-800-835-3104 to listen to our recorded messages. In the meantime, thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.

Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
December 19, 1997



                     3  Oppenheimer International Growth Fund

PERFORMANCE UPDATE

--------------------------------------------------------------------------------

Oppenheimer International Growth Fund's Class A shares provided an average annual total return, without sales charges, of 22.40% for the one-year period ended November 30, 1997.(2) The Fund's Class A shares also performed well relative to its peers, ranking 4 of 421 funds in the international category, as measured by Lipper Analytical Services for the one-year period ended December 31, 1997.(3)

AVG ANNUAL TOTAL RETURNS
For the Period Ended 12/31/97(1)


CLASS A

  1 year    Since inception
  15.80%    19.96%

CLASS B
  1 year    Since inception
  16.95%    20.99%

CLASS C
  1 year    Since inception
  21.02%    23.03%

10 LARGEST COUNTRY HOLDINGS(4)
 .........................................................................
Great Britain           16.4%               Switzerland             8.3%
 .........................................................................
United States           12.9                Sweden                  5.8
 .........................................................................
France                  10.9                Germany                 5.3
 .........................................................................
Japan                   10.1                Italy                   4.6
 .........................................................................
The Netherlands          9.7                Norway                  4.2
 .........................................................................

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A, B and C shares were first publicly offered on 3/25/96. Class A returns include the current maximum initial sales charge of 5.75%. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class C returns include the applicable contingent deferred sales charge of 1% for the 1-year result. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.

2. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.



                    4  Oppenheimer International Growth Fund

SECTOR ALLOCATION(5)

[GRAPH]

Financial                27.6%

Industrial               17.3

Technology               15.3

Consumer
Non-Cyclical             14.3

Energy                   12.2

Consumer
Cyclical                 11.2

Utilities                 2.0

Other                     0.1

PORTFOLIO REVIEW
--------------------------------------------------------------------------------

Oppenheimer International Growth Fund is for people looking for long-term growth from foreign equity securities.

WHAT WE LOOK FOR

- Businesses with strong competitive positions and high DEMAND for their products or services.

- Companies with ACCELERATING EARNINGS AND CASH FLOW.

- DIVERSIFICATION that may help reduce the risks of foreign investing, such as currency fluctuations.

TOP 10 STOCK HOLDINGS(5)

 ............................................................................
 Nintendo Co. Ltd.        5.0%            JBA Holdings plc             2.8%
 ............................................................................
 Skandia Forsakrings AB   4.6             Wella AG, Preference         2.8
 ............................................................................
 Credit Suisse Group      3.6             Cap Gemini SA                2.7
 ............................................................................
 Smit Internationale                      Credito Italiano             2.7
 NV, CVA                  3.1
 ............................................................................
 Expro International                      Cie Financiere de Paribas,
 Group plc                2.9             Series A                     2.6
 ............................................................................

3. Source: Lipper Analytical Services, Inc., 12/31/97. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. Past performance does not guarantee future results.

4. Portfolio is subject to change. Percentages are as of November 30, 1997 and are based on total investments at value.

5. Portfolio is subject to change. Percentages are as of November 30, 1997 and are based on total market value of stock holdings.



                    5  Oppenheimer International Growth Fund

"THE PERFORMANCE OF INTERNATIONAL STOCK MARKETS HAS BEEN MIXED."


AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED DURING THE ONE-YEAR PERIOD ENDED NOVEMBER 30, 1997?

Oppenheimer International Growth Fund's Class A shares provided an average annual total return, without sales charges, of 22.40% for the one-year period ended November 30, 1997.(1)

HOW HAVE INTERNATIONAL MARKETS PERFORMED SINCE THE BEGINNING OF 1997?

The performance of international stock markets has been mixed. Throughout Europe, we've seen strong stock markets over the past year. Stock prices there have responded favorably to a combination of factors, including the early stages of an economic recovery, the increasing likelihood of a successful European Monetary Union (EMU), and the positive effects of a strong U.S. dollar on European competitiveness. These influences have more than offset the eroding effects of a strong U.S. dollar on overseas stock market returns for U.S. shareholders. In addition, European companies were just beginning to restructure, similar to the way U.S. companies have been doing for years, a process viewed positively by investors throughout the European continent.

        In Asia, on the other hand, Japan's stock market continues to perform poorly in the face of a persistent banking crisis and economic slowdown. Asia, excluding Japan, saw mixed results early in the year but their markets have declined sharply since July. The emerging "Tiger" markets of Thailand, Indonesia, Malaysia, the Philippines and others led the decline because these countries were forced to devalue their currencies. Hong Kong and Korea followed with very sharp declines in October, and the repercussions were felt in markets around the world.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.




                     6  Oppenheimer International Growth Fund

[PHOTO]

PORTFOLIO MANAGEMENT TEAM
(L TO R) Frank Jennings
William Wilby
George Evans (Fund
Manager)

        Latin American markets did well throughout most of the year, but experienced a sharp sell-off after Hong Kong's October market decline. Investors in Latin America were apparently concerned that the problems affecting Southeast Asia could spread to their region, so they took profits and shifted their assets to cash or other investments.

WHICH INVESTMENTS AND MARKETS HAVE DONE PARTICULARLY WELL, AND WHICH ONES DISAPPOINTED YOU?

We've found Europe to be a very good market for the kinds of companies we seek because businesses there have recognized that market expansion is essential to growth. Wella, the German shampoo manufacturer, prospered after expanding into new markets. We have also done well with a number of French banks and financial institutions. These banks are restructuring after several difficult years resolving impaired property loans in a sluggish economic environment.

        In Asia, we've avoided Japanese stocks with the exception of internationally recognized exporters that derive most of their revenues from international markets. In this area, Nintendo has been one of the Fund's top performers. Nintendo's new 64-bit gaming system has been a huge success worldwide, enabling the company to prosper despite Japan's poor domestic market conditions.

        Fortunately, we have held few disappointing stocks in the Fund over the past 12 months. In addition to being invested in the right companies, themes and markets, we have avoided those that have not done well.



                    7  Oppenheimer International Growth Fund

"WE EVALUATE OPPORTUNITIES ON A COMPANY-BY-COMPANY BASIS..."

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

For example, the Fund has limited its investments in the telecommunications industry. That's because we have found few companies that have been able to increase earnings as the pace of deregulation gains momentum.

HOW DO YOU FIND SUITABLE CANDIDATES FOR THE FUND?

We evaluate opportunities on a company-by-company basis, rather than attempting to identify broad markets, industries or economies for investment. We like to say that we buy "good companies in good businesses at good prices." We particularly like businesses that enjoy strong demand for their products and participate in markets with substantial barriers against potential competitors.

        We've identified eight long-term global investment themes that help us focus on areas with the highest potential. These themes are capital market development, corporate restructuring, efficiency-enhancing technologies and services, emerging consumer markets, healthcare and biotechnology, infrastructure spending, natural resources and telecommunications and media. Within each theme, we look for areas of high potential growth and market demand. We then conduct exhaustive fundamental analysis of the companies that fit these broad criteria. Most important, we personally visit with the management teams of many of the companies we consider.

        Once we've narrowed down the list to those companies we like from a growth standpoint, we use a variety of assessment tools to determine which are selling at attractive prices and which are fairly valued or overpriced. Finally, we attempt to time our purchases to coincide with a positive catalyst within the company or its market, such as a change in management or an advantageous economic event.


                    8  Oppenheimer International Growth Fund

"... AND SEEK OUT GOOD COMPANIES IN GOOD BUSINESSES AT GOOD PRICES."


WHAT IS YOUR OUTLOOK FOR THE INTERNATIONAL MARKETS OVER THE FORESEEABLE FUTURE?

Our outlook is mixed for international markets. However, we are optimistic that the individual companies we hold in the Fund should continue to do well.

        We believe the European markets should continue to rise because the region is still quite a way behind the United States in the business cycle. Moderate economic growth and the trend toward restructuring should help these companies grow earnings--much as U.S. companies have done over the past several years--and their stocks should follow suit. On the other hand, we don't see an immediate end to Japan's current economic and structural problems. Yet, we continue to find individual stocks there that should do well. We also expect the emerging markets of Asia to continue to struggle with their currency crisis, and we are concerned that new problems in their banking system may soon come to light. In Latin America, the recent sell-off could provide opportunities to buy quality companies at attractive prices. This may be especially true of companies that have established dominant positions in their industries.

        In short, we believe some international markets should do well, and some will do poorly over the next year. Rather than trying to predict how entire markets will behave, we intend to adhere to the investment approach that helped the Fund perform well in 1997--seek out "good companies in good businesses at good prices."


                    9  Oppenheimer International Growth Fund

                 FINANCIALS





                 10  Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS  November 30, 1997


                                                                                                          MARKET VALUE
                                                                                       SHARES             SEE NOTE 1
=======================================================================================================================
COMMON STOCKS--87.4%
-----------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--9.8%
-----------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--1.7%
IRSA Inversiones y Representaciones SA                                                   400,000            $ 1,300,000
-----------------------------------------------------------------------------------------------------------------------
Porsche AG, Preference                                                                     1,700              2,640,846
                                                                                                            -----------
                                                                                                              3,940,846

-----------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--5.2%
EMI Group plc                                                                            250,000              1,902,462
-----------------------------------------------------------------------------------------------------------------------
Nintendo Co. Ltd.                                                                        100,000             10,342,801
                                                                                                            -----------
                                                                                                             12,245,263

-----------------------------------------------------------------------------------------------------------------------
MEDIA--2.9%
Grupo Televisa SA, Sponsored GDR(1)(2)                                                    60,000              2,220,000
-----------------------------------------------------------------------------------------------------------------------
Lusomundo SGPS SA(3)                                                                     441,000              3,597,302
-----------------------------------------------------------------------------------------------------------------------
Roto Smeets de Boer                                                                       30,000              1,110,691
                                                                                                            -----------
                                                                                                              6,927,993

-----------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--12.5%
-----------------------------------------------------------------------------------------------------------------------
BEVERAGES--1.8%
Cadbury Schweppes plc                                                                    400,000              4,155,433
-----------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--4.7%
Biocompatibles International plc(1)                                                      350,818              3,360,053
-----------------------------------------------------------------------------------------------------------------------
Glaxo Wellcome plc                                                                       126,188              2,771,039
-----------------------------------------------------------------------------------------------------------------------
Novartis AG                                                                                1,500              2,396,738
-----------------------------------------------------------------------------------------------------------------------
Oxford Molecular Group plc(1)                                                            214,285                742,039
-----------------------------------------------------------------------------------------------------------------------
Torii Pharmaceutical Co. Ltd.                                                            101,000              1,867,659
                                                                                                            -----------
                                                                                                             11,137,528

-----------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--3.6%
Nichii Gakkan Co.                                                                         75,000              2,438,785
-----------------------------------------------------------------------------------------------------------------------
Novogen Ltd.(1)                                                                        1,348,175              2,001,767
-----------------------------------------------------------------------------------------------------------------------
Ortivus AB, A Shares(1)                                                                   13,700                470,213
-----------------------------------------------------------------------------------------------------------------------
Ortivus AB, B Shares(1)                                                                   96,750              3,471,032
                                                                                                            -----------
                                                                                                              8,381,797

-----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS--2.4%
Wella AG, Preference                                                                       8,000              5,737,518
-----------------------------------------------------------------------------------------------------------------------
ENERGY--10.7%
-----------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS--8.5%
Cie Generale de Geophysique SA(1)                                                         35,000              3,794,366
-----------------------------------------------------------------------------------------------------------------------
Cie Generale de Geophysique SA, Sponsored ADR(1)                                          10,200                220,575
-----------------------------------------------------------------------------------------------------------------------
Coflexip SA, Sponsored ADR                                                               100,000              4,975,000





                 11  Oppenheimer International Growth Fund

                                                                                      MARKET VALUE
                                                                         SHARES       SEE NOTE 1
---------------------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS (CONTINUED)
Expro International Group plc                                              600,000    $   5,964,567
---------------------------------------------------------------------------------------------------
Fred. Olsen Energy ASA(1)                                                   30,000          638,229
---------------------------------------------------------------------------------------------------
Smedvig AS, Series B                                                        90,000        2,290,117
---------------------------------------------------------------------------------------------------
Transocean Offshore, Inc.                                                   44,600        2,115,712
                                                                                       ------------
                                                                                         19,998,566

---------------------------------------------------------------------------------------------------
OIL-INTEGRATED--2.2%
Novus Petroleum Ltd.                                                     1,005,333        3,061,099
---------------------------------------------------------------------------------------------------
Petroleo Brasileiro SA, Preference                                      10,295,000        2,110,830
                                                                                       ------------
                                                                                          5,171,929

---------------------------------------------------------------------------------------------------
FINANCIAL--24.1%
---------------------------------------------------------------------------------------------------
BANKS--13.7%
Banco de Galicia y Buenos Aires SA de CV, Sponsored ADR                     61,700        1,449,950
---------------------------------------------------------------------------------------------------
Cie Financiere de Paribas, Series A                                         75,000        5,418,405
---------------------------------------------------------------------------------------------------
Commerzbank AG                                                              60,000        2,092,040
---------------------------------------------------------------------------------------------------
Credit Suisse Group                                                         50,000        7,312,259
---------------------------------------------------------------------------------------------------
Credito Italiano                                                         2,000,000        5,474,378
---------------------------------------------------------------------------------------------------
Liechtenstein Global Trust AG                                                5,000        3,121,300
---------------------------------------------------------------------------------------------------
Societe Generale                                                            40,785        5,361,093
---------------------------------------------------------------------------------------------------
Unibanco-Uniao de Bancos Brasileiros SA, Sponsored GDR
Representing 500 Units of one Preferred Share of Unibanco
and one Preferred Share of Unibanco Holdings SA(1)                          40,000        1,150,000
---------------------------------------------------------------------------------------------------
Unibanco-Uniao de Bancos Brasileiros SA, Units (each unit
consists of one preferred share of Unibanco and one preferred
b share of Unibanco Holdings)(1)(4)                                     15,000,000          946,517
                                                                                       ------------
                                                                                         32,325,942

---------------------------------------------------------------------------------------------------
INSURANCE--10.4%
Istituto Nazionale delle Assicurazioni                                   3,000,000        5,225,543
---------------------------------------------------------------------------------------------------
Ockham Holdings plc(3)                                                   2,700,000        3,899,520
---------------------------------------------------------------------------------------------------
Reinsurance Australia Corp. Ltd.                                           356,188          862,760
---------------------------------------------------------------------------------------------------
Schweizerische Lebensversicherungs & Rentenanstalt                           7,500        4,987,066
---------------------------------------------------------------------------------------------------
Skandia Forsakrings AB                                                     180,000        9,488,439
                                                                                       ------------
                                                                                         24,463,328

---------------------------------------------------------------------------------------------------
INDUSTRIAL--15.1%
---------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.8%
Murata Manufacturing. Co. Ltd.                                              60,000        1,800,588
---------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--6.6%
BAU Holding AG                                                                 300           17,158
---------------------------------------------------------------------------------------------------
BAU Holdings AF, Preference                                                 51,000        2,341,689
---------------------------------------------------------------------------------------------------
Boskalis Westminster                                                       251,287        4,398,895





                   12  Oppenheimer International Growth Fund

                                                                           MARKET VALUE
                                                              SHARES       SEE NOTE 1
----------------------------------------------------------------------------------------
INDUSTRIAL SERVICES (CONTINUED)
Cia de Saneamento Basico do Estado de San Paulo               6,050,000    $   1,407,066
----------------------------------------------------------------------------------------
Fugro NV                                                         77,419        2,648,200
----------------------------------------------------------------------------------------
ICTS International NV(1)                                        285,000        2,778,750
----------------------------------------------------------------------------------------
MRC Allied Industries, Inc.(1)                               10,000,000          459,374
----------------------------------------------------------------------------------------
Swisslog Holding AG, Registered(1)                               20,000        1,536,100
                                                                           -------------
                                                                              15,587,232

----------------------------------------------------------------------------------------
MANUFACTURING--2.2%
Powerscreen International plc                                   300,449        3,342,010
----------------------------------------------------------------------------------------
Stork NV                                                         50,394        1,845,460
                                                                           -------------
                                                                               5,187,470

----------------------------------------------------------------------------------------
TRANSPORTATION--5.5%
Frontline Ltd.(1)                                               750,000        3,629,147
----------------------------------------------------------------------------------------
Internatio-Muller NV                                             50,100        1,539,832
----------------------------------------------------------------------------------------
MIF Ltd.(1)(5)                                                   85,000        1,359,192
----------------------------------------------------------------------------------------
Smit Internationale NV, CVA                                     225,000        6,394,775
                                                                           -------------
                                                                              12,922,946

----------------------------------------------------------------------------------------
TECHNOLOGY--13.5%
----------------------------------------------------------------------------------------
COMPUTER HARDWARE--2.0%
Canon, Inc.                                                     120,000        2,895,984
----------------------------------------------------------------------------------------
Eidos plc(1)                                                    100,000        1,106,426
----------------------------------------------------------------------------------------
Imagineer Co. Ltd.                                               75,000          705,191
                                                                           -------------
                                                                               4,707,601

----------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES--8.4%
Cap Gemini SA                                                    65,000        5,538,249
----------------------------------------------------------------------------------------
JBA Holdings plc                                                350,000        5,811,695
----------------------------------------------------------------------------------------
Misys plc                                                       178,841        5,045,042
----------------------------------------------------------------------------------------
SAP AG, Preference                                                6,000        1,847,118
----------------------------------------------------------------------------------------
Versant Object Technology Corp.(1)                               95,000        1,419,062
                                                                           -------------
                                                                              19,661,166

----------------------------------------------------------------------------------------
ELECTRONICS--1.5%
Sony Corp.                                                       40,000        3,416,259
----------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY--1.6%
Ordina Beheer NV(1)                                             130,000        1,961,819
----------------------------------------------------------------------------------------
Tandberg Television ASA(1)                                      177,000        1,772,025
                                                                           -------------
                                                                               3,733,844






            13  Oppenheimer International Growth Fund

                                                                                                            MARKET VALUE
                                                                                           SHARES           SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------
UTILITIES--1.7%
-------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.4%
Cia Paranaense Energia, Sponsored ADR, Preference B Shares                                      60,000       $    903,750
-------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--1.3%
Telecomunicacoes Brasileiras SA, Sponsored ADR                                                  30,000          3,131,250
                                                                                                             ------------
Total Common Stocks (Cost $193,702,546)                                                                       205,538,249

                                                                                           UNITS
=========================================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.3%
-------------------------------------------------------------------------------------------------------------------------
Cia de Saneamento Basico do Estado de San Paulo Rts., Exp. 12/97                                   763                 --
-------------------------------------------------------------------------------------------------------------------------
Novogen Ltd. Wts., Exp. 12/98                                                                  654,300            738,700
                                                                                                             ------------
Total Rights, Warrants and Certificates (Cost $753,619)                                                           738,700

                                                                                           FACE
                                                                                           AMOUNT
=========================================================================================================================
REPURCHASE AGREEMENTS--11.2%
-------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with First Chicago Capital Markets,
5.70%, dated 11/29/97, to be repurchased at $26,412,540
on 12/1/97, collateralized by U.S. Treasury Bonds, 11.25%,
2/15/15, with a value of $5,945,260, U.S. Treasury Nts.,
6.125%-7.50%, 11/15/01-8/15/07, with a value of
$15,150,076, and U.S. Treasury Bills maturing 5/28/99,
with a value of $5,866,582 (Cost $26,400,000)                                             $ 26,400,000         26,400,000
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $220,856,165)                                                   98.9%       232,676,949
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                    1.1          2,515,556
                                                                                          ------------       ------------
NET ASSETS                                                                                       100.0%      $235,192,505
                                                                                          ============       ============





                   14  Oppenheimer International Growth Fund

--------------------------------------------------------------------------------
Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:

COUNTRY                                                 MARKET VALUE                  PERCENT
---------------------------------------------------------------------------------------------
Great Britain                                           $  38,100,287                    16.4%
---------------------------------------------------------------------------------------------
United States                                              29,934,775                    12.9
---------------------------------------------------------------------------------------------
France                                                     25,307,688                    10.9
---------------------------------------------------------------------------------------------
Japan                                                      23,467,267                    10.1
---------------------------------------------------------------------------------------------
The Netherlands                                            22,678,422                     9.7
---------------------------------------------------------------------------------------------
Switzerland                                                19,353,463                     8.3
---------------------------------------------------------------------------------------------
Sweden                                                     13,429,683                     5.8
---------------------------------------------------------------------------------------------
Germany                                                    12,317,521                     5.3
---------------------------------------------------------------------------------------------
Italy                                                      10,699,921                     4.6
---------------------------------------------------------------------------------------------
Norway                                                      9,688,710                     4.2
---------------------------------------------------------------------------------------------
Brazil                                                      9,649,413                     4.1
---------------------------------------------------------------------------------------------
Australia                                                   6,664,326                     2.9
---------------------------------------------------------------------------------------------
Portugal                                                    3,597,302                     1.5
---------------------------------------------------------------------------------------------
Argentina                                                   2,749,950                     1.2
---------------------------------------------------------------------------------------------
Austria                                                     2,358,847                     1.0
---------------------------------------------------------------------------------------------
Mexico                                                      2,220,000                     0.9
---------------------------------------------------------------------------------------------
Philippines                                                   459,374                     0.2
                                                         ------------                   -----
Total                                                    $232,676,949                   100.0%
                                                         ============                   =====


1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,220,000 or 0.94% of the Fund's net assets as of November 30, 1997.

3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate as defined in the Investment Company Act of 1940, at or during the period ended November 30, 1997. The aggregate fair value of securities of affiliated companies held by the Fund as of November 30, 1997, amounts to $7,496,822. Transactions during the period in which the issuer was an affiliate were as follows:

                                 SHARES                GROSS            GROSS         SHARES
                                 NOVEMBER 30, 1996     ADDITIONS        REDUCTIONS    NOVEMBER 30, 1997
--------------------------------------------------------------------------------------------------------
Lusomundo SGPS SA                40,000                  426,000        25,000          441,000
--------------------------------------------------------------------------------------------------------
Ockham Holdings plc                  --                2,700,000            --        2,700,000

4. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

5. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.





                   15  Oppenheimer International Growth Fund

STATEMENT OF ASSETS AND LIABILITIES  November 30, 1997

=============================================================================================================
ASSETS
Investments, at value (including repurchase agreements of $26,400,000)--see accompanying statement:
Unaffiliated companies (cost $213,547,431)                                                       $225,180,127
Affiliated companies (cost $7,308,734)                                                              7,496,822
-------------------------------------------------------------------------------------------------------------
Unrealized appreciation on forward foreign currency exchange contracts--Note 5                        308,631
-------------------------------------------------------------------------------------------------------------
Receivables:
Investments sold                                                                                    6,135,772
Shares of beneficial interest sold                                                                  2,148,005
Interest and dividends                                                                                225,917
-------------------------------------------------------------------------------------------------------------
Deferred organization costs--Note 1                                                                    12,803
-------------------------------------------------------------------------------------------------------------
Other                                                                                                     927
                                                                                                 ------------
Total assets                                                                                      241,509,004

=============================================================================================================
LIABILITIES
Bank overdraft                                                                                        577,920
-------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                               5,000,222
Shares of beneficial interest redeemed                                                                224,760
Distribution and service plan fees                                                                     91,599
Transfer and shareholder servicing agent fees                                                          66,897
Trustees' fees--Note 1                                                                                 49,879
Other                                                                                                 305,222
                                                                                                 ------------
Total liabilities                                                                                   6,316,499

=============================================================================================================
NET ASSETS                                                                                       $235,192,505
                                                                                                 ============

=============================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                                  $219,677,359
-------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                       (40,740)
-------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                      3,465,952
-------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and
liabilities denominated in foreign currencies                                                      12,089,934
                                                                                                 ------------
Net assets                                                                                       $235,192,505
                                                                                                 ============



                   16  Oppenheimer International Growth Fund

=================================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $122,720,086 and 8,542,249 shares of beneficial interest outstanding)                                   $14.37
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                                $15.25

-----------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $90,564,815 and 6,399,267 shares of beneficial interest outstanding)                                    $14.15

-----------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $21,907,604
and 1,546,171 shares of beneficial interest outstanding)                                                   $14.17

See accompanying Notes to Financial Statements.





                 17  Oppenheimer International Growth Fund

STATEMENT OF OPERATIONS  For the Year Ended November 30, 1997

==================================================================================================

INVESTMENT INCOME
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $46,070)                   $ 1,198,289
Affiliated companies (net of foreign withholding taxes of $11,459)                          64,932
--------------------------------------------------------------------------------------------------
Interest                                                                                   468,774
                                                                                       -----------
Total income                                                                             1,731,995

==================================================================================================
EXPENSES
Management fees--Note 4                                                                    976,002
--------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                    149,393
Class B                                                                                    453,262
Class C                                                                                    108,112
--------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                      431,128
--------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                206,456
--------------------------------------------------------------------------------------------------
Shareholder reports                                                                        121,085
--------------------------------------------------------------------------------------------------
Registration and filing fees                                                                57,643
--------------------------------------------------------------------------------------------------
Trustees' fees and expenses--Note 1                                                         50,597
--------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                     40,364
--------------------------------------------------------------------------------------------------
Other                                                                                       23,974
                                                                                       -----------
Total expenses                                                                           2,618,016

==================================================================================================
NET INVESTMENT LOSS                                                                      (886,021)

==================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments:
Unaffiliated companies                                                                   7,134,528
Affiliated companies                                                                       (32,323)
Foreign currency transactions                                                           (2,765,883)
                                                                                       -----------
Net realized gain                                                                        4,336,322

--------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                             11,918,884
Translation of assets and liabilities denominated in foreign currencies                 (2,378,439)
                                                                                       -----------
Net change                                                                               9,540,445
                                                                                       -----------
Net realized and unrealized gain                                                        13,876,767

==================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $12,990,746
                                                                                       ===========

See accompanying Notes to Financial Statements.





                   18  Oppenheimer International Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   YEAR ENDED           PERIOD ENDED
                                                                                   NOVEMBER 30,         NOVEMBER 30,
                                                                                   1997                 1996(1)
===================================================================================================================
OPERATIONS
Net investment loss                                                                $   (886,021)        $   (61,280)
-------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                              4,336,322             (21,004)
-------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                 9,540,445           2,549,489
                                                                                   ------------         -----------
Net increase in net assets resulting from operations                                 12,990,746           2,467,205

===================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from beneficial
interest transactions--Note 2:
Class A                                                                              98,104,269          15,320,568
Class B                                                                              77,610,892           7,990,083
Class C                                                                              18,746,638           1,962,104

===================================================================================================================
NET ASSETS
Total increase                                                                      207,452,545          27,739,960
-------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                  27,739,960                  --
                                                                                   ------------         -----------

End of period (including accumulated net investment
losses of $40,740 and $21,513, respectively)                                       $235,192,505         $27,739,960
                                                                                   ============         ===========


1. For the period from March 25, 1996 (commencement of operations) to November 30, 1996.

See accompanying Notes to Financial Statements.





                 19  Oppenheimer International Growth Fund

FINANCIAL HIGHLIGHTS

                                                     CLASS A
                                                     ------------------------------------
                                                     YEAR ENDED NOVEMBER 30,
                                                     1997                        1996(1)
=========================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                  $11.74                       $10.00
-----------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                     (.05)(2)                     (.01)
Net realized and unrealized gain                        2.68(2)                      1.75
                                                      ------                       ------
Total income from investment operations                 2.63                         1.74
-----------------------------------------------------------------------------------------
Net asset value, end of period                        $14.37                       $11.74
                                                      ======                       ======

=========================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                    22.40%                       17.40%

=========================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $122,720                      $16,918
-----------------------------------------------------------------------------------------
Average net assets (in thousands)                   $ 66,156                      $ 8,992
-----------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment loss                                    (0.36)%                      (0.26)%(4)
Expenses                                                1.78%                        1.88%(4)(5)
-----------------------------------------------------------------------------------------
Portfolio turnover rate(6)                              64.2%                        42.6%
Average brokerage commission rate(7)                 $0.0075                      $0.0137

1. For the period from March 25, 1996 (commencement of operations) to November 30, 1996.

2. Based on average shares outstanding for the period.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized.

5. The expense ratio reflects the effect of expenses paid indirectly by the Fund.


                 20  Oppenheimer International Growth Fund

CLASS B                                          CLASS C
-------------------------------                  -------------------------------
YEAR ENDED NOVEMBER 30,                          YEAR ENDED NOVEMBER 30,
1997                   1996(1)                   1997                    1996(1)
================================================================================

 $11.65                 $10.00                    $11.66                  $10.00
--------------------------------------------------------------------------------

   (.12)(2)               (.10)                     (.13)(2)                (.09)
   2.62(2)                1.75                      2.64(2)                 1.75
 ------                 ------                    ------                  ------
   2.50                   1.65                      2.51                    1.66
--------------------------------------------------------------------------------
 $14.15                 $11.65                    $14.17                  $11.66
 ======                 ======                    ======                  ======

================================================================================
  21.46%                 16.50%                    21.53%                  16.60%

================================================================================

$90,565                 $8,673                   $21,908                  $2,149
--------------------------------------------------------------------------------
$45,553                 $3,628                   $10,864                  $  938
--------------------------------------------------------------------------------

  (1.14)%                (1.46)%(4)                (1.18)%                 (1.48)%(4)
   2.56%                  2.84%(4)(5)               2.55%                   2.82%(4)(5)
--------------------------------------------------------------------------------
   64.2%                  42.6%                     64.2%                   42.6%
$0.0075                $0.0137                   $0.0075                 $0.0137

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 1997 were $237,460,822 and $73,217,631, respectively.

7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

See accompanying Notes to Financial Statements.





                 21  Oppenheimer International Growth Fund

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer International Growth Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is capital appreciation, primarily through investments in common stocks of foreign companies. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost
(or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

        The effect of changes in foreign currency exchange rates on investments is separately identified from fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.





                   22  Oppenheimer International Growth Fund

================================================================================
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended November 30, 1997, a provision of $32,791 was made for the Fund's projected benefit obligations and payments of $1,509 were made to retired trustees, resulting in an accumulated liability of $40,740 at November 30, 1997.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
ORGANIZATION COSTS. The Manager advanced $15,000 for organization and start-up costs of the Fund. Such expenses are being amortized over a five-year period from the date operations commenced. In the event that all or part of the Manager's initial investment in shares of the Fund is withdrawn during the amortization period, the redemption proceeds will be reduced to reimburse the Fund for any unamortized expenses, in the same ratio as the number of shares redeemed bears to the number of initial shares outstanding at the time of such redemption.





                 23  Oppenheimer International Growth Fund

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES  (CONTINUED)

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

        The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended November 30, 1997, amounts have been reclassified to reflect a decrease in accumulated net realized gain on investments of $866,794. Accumulated net investment loss was decreased by the same amount.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.





                   24  Oppenheimer International Growth Fund

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                             YEAR ENDED NOVEMBER 30, 1997            PERIOD ENDED NOVEMBER 30, 1996(1)
                             ----------------------------            ---------------------------------
                             SHARES         AMOUNT                   SHARES                AMOUNT
------------------------------------------------------------------------------------------------------
Class A:
Sold                          9,482,388     $131,799,793             1,689,570             $17,975,411
Redeemed                     (2,380,909)     (33,695,524)             (248,800)             (2,654,843)
                             ----------     ------------             ---------             -----------
Net increase                  7,101,479     $ 98,104,269             1,440,770             $15,320,568
                             ==========     ============             =========             ===========

------------------------------------------------------------------------------------------------------
Class B:
Sold                          6,811,211     $ 93,996,802               784,237             $ 8,424,204
Redeemed                     (1,156,189)     (16,385,910)              (39,992)               (434,121)
                             ----------     ------------             ---------             -----------
Net increase                  5,655,022     $ 77,610,892               744,245             $ 7,990,083
                             ==========     ============             =========             ===========

------------------------------------------------------------------------------------------------------
Class C:
Sold                          2,911,937     $ 40,604,864               206,770             $ 2,202,270
Redeemed                     (1,550,039)     (21,858,226)              (22,497)               (240,166)
                             ----------     ------------             ---------             -----------
Net increase                  1,361,898     $ 18,746,638               184,273             $ 1,962,104
                             ==========     ============             =========             ===========


1. For the period from March 25, 1996 (commencement of operations) to November 30, 1996.

================================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At November 30, 1997, net unrealized appreciation on investments of $11,820,784 was composed of gross appreciation of $24,626,574 and gross depreciation of $12,805,790.

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion, and 0.67% of average annual net assets in excess of $2 billion.

        For the year ended November 30, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $1,433,719, of which $411,249 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $2,575,841 and $189,963, respectively, of which $133,149 and $1,539, respectively, were paid to an affiliated broker/dealer. During the year ended November 30, 1997, OFDI received contingent deferred sales charges of $69,652 and $11,033, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.





                   25  Oppenheimer International Growth Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (continued)

OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

        The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended November 30, 1997, OFDI paid $12,197 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

        The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and C shares. Each fee is computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended November 30, 1997, OFDI retained $412,248 and $83,329, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of November 30, 1997, OFDI had incurred unreimbursed expenses of $3,036,155 for Class B and $293,442 for Class C.

================================================================================
5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

        The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

        Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.





                 26  Oppenheimer International Growth Fund

================================================================================
Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Gains and losses on outstanding contracts (unrealized appreciation or depreciation on forward contracts) are reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

        Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At November 30, 1997, outstanding forward contracts were as follows:

                                                            CONTRACT                VALUATION AS OF            UNREALIZED
CONTRACTS TO SELL                EXPIRATION DATE            AMOUNT (000s)           NOVEMBER 30, 1997          APPRECIATION
---------------------------------------------------------------------------------------------------------------------------
Japanese Yen (JPY)               2/17/98                    2,481,600 JPY           $19,691,369                $308,631

================================================================================
6. ILLIQUID AND RESTRICTED SECURITIES

At November 30, 1997, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at November 30, 1997 was $1,359,192, which represents 0.58% of the Fund's net assets.

================================================================================
7. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

        The Fund had no borrowings outstanding during the year ended November 30, 1997.





                 27  Oppenheimer International Growth Fund

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer International Growth Fund:


We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer International Growth Fund as of November 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and the period from March 25, 1996 (commencement of operations) to November 30, 1996, and the financial highlights for the year ended November 30, 1997 and the period ended November 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997 by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Growth Fund as of November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the period from March 25, 1996 (commencement of operations) to November 30, 1996, and the financial highlights for the year ended November 30, 1997 and the period ended November 30, 1996, in conformity with generally accepted accounting principles.



KPMG PEAT MARWICK LLP

Denver, Colorado
December 19, 1997





                   28  Oppenheimer International Growth Fund

FEDERAL INCOME TAX INFORMATION  (Unaudited)

================================================================================
In early 1998 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

        The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.





                 29  Oppenheimer International Growth Fund

OPPENHEIMER INTERNATIONAL GROWTH FUND

====================================================================================================================================
OFFICERS AND TRUSTEES                       Leon Levy, Chairman of the Board of Trustees
                                            Donald W. Spiro, Vice Chairman of the Board of Trustees
                                            Bridget A. Macaskill, Trustee and President
                                            Robert G. Galli, Trustee
                                            Benjamin Lipstein, Trustee
                                            Elizabeth B. Moynihan, Trustee
                                            Kenneth A. Randall, Trustee
                                            Edward V. Regan, Trustee
                                            Russell S. Reynolds, Jr., Trustee
                                            Pauline Trigere, Trustee
                                            Clayton K. Yeutter, Trustee
                                            George Evans, Vice President
                                            George C. Bowen, Treasurer
                                            Robert J. Bishop, Assistant Treasurer
                                            Scott T. Farrar, Assistant Treasurer
                                            Andrew J. Donohue, Secretary
                                            Robert G. Zack, Assistant Secretary

====================================================================================================================================
INVESTMENT ADVISOR                          OppenheimerFunds, Inc.

====================================================================================================================================
DISTRIBUTOR                                 OppenheimerFunds Distributor, Inc.

====================================================================================================================================
TRANSFER AND SHAREHOLDER                    OppenheimerFunds Services
SERVICING AGENT

====================================================================================================================================
CUSTODIAN OF                                The Bank of New York
PORTFOLIO SECURITIES

====================================================================================================================================
INDEPENDENT AUDITORS                        KPMG Peat Marwick LLP

====================================================================================================================================
LEGAL COUNSEL                               Gordon Altman Butowsky Weitzen Shalov & Wein

                                            This is a copy of a report to shareholders of Oppenheimer International Growth Fund.
                                            This report must be preceded or accompanied by a Prospectus of Oppenheimer International
                                            Growth Fund. For material information concerning the Fund, see the Prospectus.
                                            Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.





                 30  Oppenheimer International Growth Fund

OPPENHEIMERFUNDS FAMILY

===================================================================================================================
REAL ASSET FUNDS
-------------------------------------------------------------------------------------------------------------------
Real Asset Fund                     Gold & Special Minerals Fund

===================================================================================================================
STOCK FUNDS
-------------------------------------------------------------------------------------------------------------------
Developing Markets Fund             Discovery Fund                                  Growth Fund
International Small                 Quest Small Cap Value Fund                      Global Fund
  Company Fund                      MidCap Fund                                     Quest Global Value Fund
Enterprise Fund                     Capital Appreciation Fund(1)                    Disciplined Value Fund
International Growth Fund           Quest Capital Value Fund                        Quest Value Fund

===================================================================================================================
STOCK & BOND FUNDS
-------------------------------------------------------------------------------------------------------------------
Main Street Income &                Quest Growth & Income                           Disciplined Allocation Fund
  Growth Fund                         Value Fund                                    Multiple Strategies Fund(2)
Quest Opportunity Value Fund        Global Growth &Income Fund                      Bond Fund for Growth
Total Return Fund                   Equity Income Fund

===================================================================================================================
BOND FUNDS
-------------------------------------------------------------------------------------------------------------------
International Bond Fund             Champion Income Fund                            U.S. Government Trust
High Yield Fund                     Strategic Income Fund                           Limited-Term Government Fund
                                    Bond Fund

===================================================================================================================
MUNICIPAL FUNDS
-------------------------------------------------------------------------------------------------------------------
California Municipal Fund(3)        Pennsylvania Municipal Fund(3)                  Rochester Division:
Florida Municipal Fund(3)           Municipal Bond Fund                             Rochester Fund Municipals
New Jersey Municipal Fund(3)        Insured Municipal Fund                          Limited Term New York
New York Municipal Fund(3)          Intermediate Municipal Fund                       Municipal Fund

===================================================================================================================
MONEY MARKET FUNDS(4)
-------------------------------------------------------------------------------------------------------------------
Money Market Fund                   Cash Reserves

===================================================================================================================
LIFESPAN
-------------------------------------------------------------------------------------------------------------------
Growth Fund                         Balanced Fund                                   Income Fund

1. On 12/18/96, the Fund's name was changed from "Target Fund."

2. On 3/16/97, the Fund's name was changed from "Asset Allocation Fund."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.





                   31  Oppenheimer International Growth Fund

INTERNET

24-hr access to account
information

 WWW.OPPENHEIMERFUNDS.COM

GENERAL INFORMATION
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

 1-800-525-7048

ACCOUNT TRANSACTIONS
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

 1-800-852-8457

PHONELINK
24-hr automated information
and automated transactions

 1-800-533-3310

TELECOMMUNICATION DEVICE
FOR THE DEAF (TDD)
Mon-Fri 8:30am-2pm ET

 1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE

24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

 1-800-835-3104


INFORMATION AND SERVICES
-------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

        And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

        When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

        For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

        You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

           So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.

[OPPENHEIMERFUNDS LOGO]


RA0825.001.1197  January 29, 1998